SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K


                           CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):
                          December 20, 2000


                     Darden Restaurants, Inc.
      (Exact name of registrant as specified in its charter)


       Florida                   1-13666                 59-3305930
(State or other juris-    (Commission file number)     (IRS employee
diction of incorporation)                            identification No.)



                5900 Lake Ellenor Drive, Orlando, Florida 32809
                   (Address of principal executive offices)



              Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
        (Former name or former address, if changed since last report)

Item 5.           Other Events.

                  On December 20, 2000, the Registrant issued a news release entitled "Darden Restaurants Reports Record Second Quarter Earnings Per Diluted Share of 24 Cents, A 33% Increase Over Last Year."

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.

                           Exhibit Number Description

                               99 Press Release dated December 20, 2000, entitled "Darden Restaurants Reports Record Second Quarter Earnings Per Diluted Share of 24 Cents, A 33% Increase Over Last Year."

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



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  December 21, 2000                  DARDEN RESTAURANTS, INC.



                                           By:    /s/ Paula J. Shives
                                                  Paula J. Shives
                                                  Senior Vice President,
                                                  General Counsel and Secretary


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


                          INDEX TO EXHIBITS


Exhibit                                                                Page
Number

 99      Press Release dated December 20, 2000, entitled                 5
         "Darden Restaurants Reports Record Second
         Quarter Earnings Per Diluted Share of 24 Cents, A
         33% Increase Over Last Year."


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